Short-term loans	12 Months Ended
Dec. 31, 2019
Short-term loans
Short-term loans
17.	Short-term loans

In December 2016, the Group obtained a three-year interest-bearing bank loan of RMB150.0 million from Shanghai Pudong Development Bank Co., Ltd. (“Pudong Bank”), which was secured by an office building of the Group as collateral. The Group repaid RMB75.0 million of the loan pursuant to the payment schedule in 2018 and 2019, respectively. The loan was fully repaid in January 2019.

In April 2017, the Group obtained a two-year interest-bearing US$ denominated loan (“CMB loan”) of US$107.5 million from China Merchant Bank Co., Ltd., (“CMB Bank”), which was due in April 2019. The CMB loan was secured by a two-year term deposit amounted to RMB792.0 million, which represents the loan-to-value ratio of no more than 94% and was classified as non-current restricted cash in the Group’s consolidated balance sheets. The Group would need to provide more term deposits or equivalent amount of cash to CMB Bank as a security when the loan-to-value ratio exceeds 98% due to appreciation of U.S. dollar against RMB. The CMB loan was fully repaid in April 2019.

As of December 31, 2018, CMB loan amounted to RMB737.8 million (US$107.5 million) and RMB75.0 million loan from Pudong Bank were outstanding and recorded in short-term loans in the Group’s consolidated balance sheets.

As of December 31, 2019, no short-term bank loan was outstanding.